UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14 (a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement

|_|  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
     (2))

|X|  Definitive Proxy Statement

|_|  Definitive Additional Materials

|_|  Soliciting Material Pursuant to Section 240.14a-11 (c) or Section
     240.14a-12


                           AUTO-Q INTERNATIONAL, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_| Fee computed per Exchange Act Rules 14a-6 (i) (4) and 0-11. |_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                           AUTO-Q INTERNATIONAL, INC.
    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO THE OWNERS OF COMMON STOCK OF
                           AUTO-Q INTERNATIONAL, INC.


To Fellow Stockholders:


     The Annual Meeting of the Shareholders of Auto-Q International, Inc. (the "Company") will be held at the offices of Fox Hayes Solicitors at 150 Roundhay Road Leeds LS8 5LD, United Kingdom on December 22, 2003 at 10:00 A.M. local time. The purposes of the meeting are:

          1. The election of three directors for the one-year term ending in 2004; and

          2. To amend the Certificate of Incorporation to authorize the issuance of up to 200,000,000 shares of common stock.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors set October 30, 2003 as the record date for the meeting. This means that owners of Common Stock at the close of business on that date are entitled to:

     1.   receive notice of the meeting, and

     2. vote at the meeting and any adjournments or postponements of the meeting.

     We will make available a list of shareholders as of the close of business on October 30, 2003, for inspection during normal business hours through December 19, 2003, at the offices of Auto-Q International, Inc. located at 55-57 Woodcock Trading Estate Warminster BA12 9DX United Kingdom. This list also will be available at the meeting.

     On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. I look forward to greeting as many of our shareholders as possible.

By Order of the Board of Directors


/s/  Tom Lam
-----------------------------
     Tom Lam, Chairman


November 7, 2003

 Dear Fellow Stockholder:

     You are cordially invited to attend the 2003 Annual Meeting of the Stockholders of Auto-Q International, Inc. to be held at the offices of Fox Hayes Solicitors at 150 Roundhay Road Leeds LS8 5LD, United Kingdom on December 22, 2003 at 10:00 A.M. local time. We are pleased to enclose the notice of our 2003 Annual Stockholders' meeting, together with the attached Proxy Statement, a proxy card and an envelope for returning the proxy card. Also enclosed is Auto-Q International, Inc.'s 2002 Annual Report to Stockholders.

     Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

     Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy. If you decide to attend the annual meeting, you will be able to vote in person, even if you have previously submitted your proxy.

     Please carefully review the Proxy Statement and then complete, date and sign your Proxy and return it promptly. If you attend the meeting and decide to vote in person, you may withdraw your Proxy at the meeting.

     If you have any questions or need assistance on how to vote your shares, please write or call us at:


                           Auto-Q International, Inc.
                          55-57 Woodcock Trading Estate
                       Warminster BA12 9DX United Kingdom
                               011-44-198-521-1000
                                  Attn: Tom Lam


Sincerely,


/s/  Tom Lam
-----------------------------
     Tom Lam, Chairman

November 7, 2003

                           AUTO-Q INTERNATIONAL, INC.
                          55-57 Woodcock Trading Estate
                       Warminster BA12 9DX United Kingdom
                                 PROXY STATEMENT

                         Annual Meeting of Shareholders
                          To Be Held December 22, 2003


This Proxy Statement, which was first mailed to shareholders on or about November 14, 2003, is furnished in connection with the solicitation of proxies by the Board of Directors of Auto-Q International, Inc. ("Auto-Q" or the "Company"), to be voted at the annual meeting of the shareholders of the Company, which will be held at 10:00 A.M. on December 22, 2003, at the offices of Fox Hayes Solicitors at 150 Roundhay Road Leeds LS8 5LD, United Kingdom, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

     Shareholders who execute proxies retain the right to revoke them at any time before the shares are voted by proxy at the meeting. A shareholder may revoke a proxy by delivering a signed statement to the Secretary of the Company at or prior to the annual meeting or by executing another proxy dated as of a later date. The Company will pay the cost of solicitation of proxies.

     The mailing address of our principal executive office is 55-57 Woodcock Trading Estate Warminster BA12 9DX United Kingdom. We are first sending the proxy materials to shareholders on or before November 14, 2003.

     All properly executed written proxies that are delivered pursuant to this solicitation will be voted at the meeting in accordance with the directions given in the proxy, unless the proxy is revoked before the meeting.

Record Date

     Only owners of records of shares of Common Stock at the close of business on October 30, 2003 are entitled to vote at the Annual Meeting, or at adjournments or postponements of the meeting. Each owner of record is entitled to one vote for each share of Common Stock held. As of the close of business on October 30, 2003, there were 48,303,379 shares of Common Stock issued and outstanding. Abstentions and broker non-votes are counted for the purpose of determining whether a quorum is present at the Annual Meeting. For the purposes of determining whether a proposal has received a majority vote, abstentions will not be included in the vote totals with the result that an abstention will have no effect on the vote. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (the broker non-votes), those shares will not be included in the vote totals and, therefore, will have no effect on the vote.

     The Company's Annual Report to Shareholders accompanies this Proxy
Statement.

Proxies; Revocability of Proxies

     All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, the persons named in the enclosed proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

     A shareholder may revoke any proxy given pursuant to this solicitation at any time before it is voted by delivering to the Company's Corporate Secretary a written notice of revocation or a duly executed proxy bearing a date later than that of the previously submitted proxy, or by attending the Annual Meeting and voting in person.

Voting and Solicitation

     Each shareholder is entitled to one vote for each share of Common Stock on all matters presented at the Annual Meeting. Shareholders do not have the right to cumulate their votes in the election of directors.

     The cost of soliciting proxies will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and regular employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.

Quorum; Abstentions; Broker Non-Votes

     The presence at the Annual Meeting, either in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote shall constitute a quorum for the transaction of business. The Company intends to include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, but to exclude abstentions and broker non-votes from the calculation of shares entitled to vote.

Deadline for Receipt of Shareholder Proposals

     Any proposal of a shareholder of the Company which is intended to be presented by such shareholder at the Company's Annual Meeting of Shareholders in 2004 must be received by the Company no later than December 30, 2003 in order for such proposal to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

     The attached proxy card grants the persons named as proxies discretionary authority to vote on any matter raised at the Annual Meeting that is not included in this Proxy Statement. If a shareholder intends to present a proposal at the Company's Annual Meeting of Shareholders in 2004, and the shareholder does not give appropriate notice to the Company on or before December 30, 2003, the persons named as proxies may use their discretionary voting authority to vote on the proposal.

     The Company's Annual Report to Shareholders accompanies this Proxy
Statement.

                           QUESTIONS AND ANSWERS ABOUT
                             THE MEETING AND VOTING

1.   What is a proxy?

     It is your legal designation of another person to vote stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card.

2.   What is a proxy statement?

     It is a document the Securities and Exchange Commission ("SEC") regulations require us to give you when we ask you to sign a proxy card designating as proxies to vote on your behalf.

3. What is the difference between a share owner of record and a share owner who holds stock in street name?

     If your shares are registered in your name, you are a share owner of record. If your shares are in the name of your broker or bank, your shares are held in street name.

4.   How do you get an admission card to attend the meeting?

     If you are a share owner of record, your admission card is attached to your proxy card. You will need to bring it with you to the meeting.

     If you own shares in street name, you will need to ask your broker or bank for an admission card in the form of a legal proxy. You will need to bring the legal proxy with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement with you to the meeting. We can use that to verify your ownership of Common Stock and admit you to the meeting; however, you will not be able to vote your shares at the meeting without a legal proxy.

5.   What different methods can you use to vote?

     (a) In Writing. - All share owners can vote by written proxy card.

     (b) In Person. - All share owners may vote in person at the meeting (unless they are street name holders without a legal proxy, as described in question 4).

6.   What is the record date and what does it mean?

     The record date for the 2003 Annual Meeting of Shareholders is October 30, 2003. The record date is established by the Board of Directors as required by Delaware law. Owners of Common Stock at the close of business on the record date are entitled:

     (a)  to receive notice of the meeting, and

     (b) to vote at the meeting and any adjournments or postponements of the meeting.

7.   How can you revoke a proxy?

     A share owner can revoke a proxy by any one of the following three actions:

     (a) giving written notice to the Secretary of the Company,

     (b) delivering a later dated proxy, or

     (c) voting in person at the meeting.

8.   Are votes confidential? Who counts the votes?

     We will continue our long-standing practice of holding the votes of all share owners in confidence from Directors, Officers and employees except: (a) as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company, (b) in case of a contested proxy solicitation, (c) if a share owner makes a written comment on the proxy card or otherwise communicates his/her vote to management, or (d) to allow the independent inspectors of election to certify the results of the vote. We also will retain our independent auditing CPA to receive and tabulate the proxies and to certify the results of the elections.

9. What are your voting choices when voting for Director nominees, and what vote is needed to elect Directors?

     In voting on the election of Director nominees, shareholders may vote in one of the following ways:

     (a) in favor of all nominees,

     (b) withhold votes as to all nominees, or

     (c) withhold votes as to specific nominees.

Directors will be elected by a majority.

The Board recommends a vote "FOR" each of the nominees.

10. What if a share owner does not specify a choice for a matter when returning a proxy?

     Share owners should specify their choice for each matter on the enclosed form of proxy. If no instructions are given, proxies which are signed and returned will be voted FOR

11.  How are abstentions and broker non-votes counted?

     Abstentions and broker non-votes will not be included in vote totals and will not affect the outcome of the vote.



                                 PROPOSAL NO. 1

                              Election of Directors

Nominees

     Auto-Q's current Board of Directors currently consists of two directors. On April 12, 2002, three of our former directors resigned from the Board. On April 12, 2002, two members of the Board, Paul Spetch and Alan Fordham were appointed. Mr. Fordham resigned from the Board on February 21 2003.

     Unless otherwise instructed, the proxy holders will vote the proxies received by them for Auto-Q's three nominees named below, two of whom are presently directors of Auto-Q.

     In the event that any nominee of Auto-Q is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of shareholders or until a successor has been duly elected and qualified. The name and certain information regarding each nominee are set forth below. There are no family relationships among directors or executive officers of Auto-Q.

Name                               Age(1)             Position with Auto-Q
-------------------------          ------             --------------------
Tom Lam                                48             Chairman

Paul Spetch                            58             Director

David Hope                             45             Chief Financial Officer
------------
(1)   As of August 31, 2003.


     Mr. Lam has been a Chairman of the Board and director of Auto-Q since its formation in April 2001. From 1994 to 1996, Mr. Lam owned and operated a wholesale cash and carry business supplying newsagents and grocery markets. Mr. Lam also has been a managing director of Auto-Q International Limited, our

United Kingdom subsidiary since 1997. Mr. Lam also has overall responsibility for research and development, product development and sources, serves as a customer liaison with respect to technical solutions. Mr. Lam has a degree in Fuel and Energy Engineering from the University of Leeds.

     Mr. Spetch has been serving as a director of Auto-Q since April 2002. Mr. Spetch has been the Managing Director of a facility management company serving the Ministry of Defense and other government agencies from 1997 to 2000. Since then he has been the Chief Executive Officer of a Management Consultancy company advising a variety of businesses, assisting with management change, funding and strategic planning.

     Mr. Hope has been Chief Financial Officer and Secretary of Auto-Q since August 2002. From 1997 to 2000 David Hope was a partner in a business brokerage company in Missouri, USA specializing in the sale of businesses. From 2001 to 2002 he was Finance Director of an advertising agency in England.


Information about Board Meetings and Committees

     The Board of Directors met two times during the 2002 fiscal year, and took action by written consent numerous times.

Director Compensation

     We have no established compensation arrangements with our directors but directors may be reimbursed for their reasonable expenses incurred in connection with the attendance at board and committee meetings.

Required Vote

     The three nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors.

Recommendation

     The Board of Directors recommends that the Shareholders vote "for" the election of the nominees listed above.

                                 PROPOSAL NO. 2

                    Amendment to Certificate of Incorporation
                    -----------------------------------------
          to Authorize the issuance of up to 200,000,000 common shares
          ------------------------------------------------------------

General

     Auto-Q is currently authorized to issue 50,000,000 shares of common stock, of which 48,303,379 shares are issued and outstanding, and 1,000,000 shares of preferred stock, none of which are issued and outstanding.

     Management believes that the increased number of authorized but unissued shares of Common Stock will provide the Company with an adequate supply of authorized but unissued shares of Common Stock to issue a stock dividend as well as for general corporate needs including obtaining additional financing, possible stock dividends, exercise of stock options, exercise of outstanding common stock purchase warrants, employee incentive and benefit plans or consummation of acquisitions at times when the Board, in its discretion, deems it advantageous to do so.

Common Stock

     Holders of our common stock are entitled to one vote for each share of record on all matters which stockholders are entitled to vote, including the election of directors. At our annual meeting, the stockholders elect the directors by a plurality vote. Holders of our common stock are entitled to receive, if authorized by the board of directors, dividends and other distributions in cash, stock or property from our assets or funds legally available for these purposes, subject to any dividend rights of holders of our preferred stock. There are no preemptive, conversion, redemption or sinking fund provisions applicable to our common stock. All outstanding shares of common stock are fully paid and non-assessable. In the event of our liquidation, dissolution or winding up, holders of common stock are entitled to share on a pro rata basis in the assets available for distribution, subject to the rights of the holders of our preferred stock, if any. Registered stockholders may transfer their shares by surrendering to our transfer agent their share certificates properly endorsed or accompanied by proper evidence that the shares have been transferred to them or that they have authority to transfer the shares.

Preferred Stock

     The Certificate of Incorporation of Auto-Q authorizes the issuance of 1,000,000 shares of preferred stock. No shares of preferred stock are outstanding, and we have no plans to issue a new series of preferred stock. Our Board of Directors may, without stockholder approval, issue shares of preferred stock from time to time in one or more series and, subject to the limitations contained in the Certificate of Incorporation and any limitations prescribed by law, establish and designate any such series and fix the number of shares and the relative rights, conversion rights, voting rights and terms of redemption

(including sinking fund provisions) and liquidation preferences. The issuance of preferred stock, could, under certain circumstances, have the effect of delaying or preventing a change in control of the company, but also may negatively affect the rights of holders of our common stock by placing restrictions upon payments of dividends to holders of our common stock or by diluting the voting power of such holders.

     Authorized shares of Common Stock in excess of those shares outstanding will be available for general corporate purposes, may be privately placed and could be used to make a change in control of the Company more difficult. Under certain circumstances, the Board of Directors could create impediments to, or frustrate, persons seeking to effect a takeover or transfer in control of the Company by causing such shares to be issued to a holder or holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company and its shareholders, but in which unaffiliated shareholders may wish to participate. In this connection, the Board of Directors could issue authorized shares of Common Stock to a holder or holders which, when voted together with the shares held by members of the Board of Directors and the executive officers and their families, could prevent the majority shareholder vote required by the Company's Certificate of Incorporation to effect certain matters.

     Furthermore, the existence of such shares might have the effect of discouraging any attempt by a person, through the acquisition of a substantial number of shares of Common Stock, to acquire control of the Company, since the issuance of such shares should dilute the Company's book value per share and the Common Stock ownership of such person. This may be beneficial to management in a hostile tender offer, thus having an adverse impact on shareholders who may want to participate in such tender offer.

     The additional authorized Common Stock would be available for issuance in the future for such corporate purposes as the Board of Directors deems advisable from time to time without the delay and expense incident to obtaining shareholder approval, unless such action is required by applicable law or by the rules of the National Association of Securities Dealers, Inc., or of any stock exchange upon which the Company's shares may then be listed.

Potential Dilutive Effect

Although the Board of Directors would authorize the issuance of additional shares of Common Stock based on its judgment as to the best interests of the Company and its Shareholders, the issuance of authorized shares of Common Stock could have the effect of diluting the voting power and book value per share of the outstanding Common Stock.

Potential Anti-Takeover Effect.

     Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our board of directors or contemplating a tender offer or other transaction for the combination of Auto-Q with another company), the increase in the number of the authorized shares is not being proposed in response to any effort of which we are aware to accumulate our shares of common stock or obtain control of Auto-Q, nor is it part of a plan by management to recommend a series of similar actions to our board of directors and stockholders. Our board of directors does not currently contemplate recommending the adoption of any other amendments to our Amended Certificate that could be construed to affect the ability of third parties to take over or change control of Auto-Q.

No Expected Dividend

     The Company does not expect to declare any shareholder dividend for the 2003 fiscal year.

Proposal

     To afford the Company sufficient shares and to give it the flexibility to conduct a variety of corporate transactions, such as public offerings, private placements, forward stock splits, acquisition transactions and other business combinations (none of which are currently contemplated), the Board of Directors adopted, subject to shareholder approval, an amendment to the Company's Certificate of Incorporation to:

     Increase the number of authorized shares of common stock to 200,000,000.

  The text of this amendment is as follows:

4. Number of Shares. The total number of shares of stock which the Corporation shall have authority to issue is (i) 200,000,000 shares of Common Stock, $.001 par value, 48,303,379 of which are issued and outstanding; and (ii) 1,000,000 shares of preferred stock, $.001 par value, none of which are issued and outstanding.

     This amendment will become effective upon approval by the shareholders and the subsequent filing of the amendment with the Delaware Secretary of State's office.

Recommendation

     The Board of Directors recommends that Shareholders vote "for" the amendment to its Certificate of Incorporation.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table sets forth the beneficial ownership of Common Stock of Auto-Q as of August 31, 2003 for the following: (i) each person who is known by Auto-Q to own beneficially more than 5% of the outstanding shares of Auto-Q's

Common Stock; (ii) each of Auto-Q's directors; (iii) each of the Named Officers (as defined in the Summary Compensation Table); and (iv) all directors and executive officers of Auto-Q as a group.

                                           Number of                 Percent of
    Name of Beneficial Owner               Shares(1)                  Total(1)
    ------------------------               ---------                 ----------
Tom Lam                                   14,700,000                   30.43%
  c/o Auto-Q International Ltd.
  55-57 Woodcock Trading Estate
  Warminster BA12 9DX
  United Kingdom


Anthony Power                              7,696,000                   15.93%
  c/o Auto-Q International Ltd.
  55-57 Woodcock Trading Estate
  Warminster BA12 9DX
  United Kingdom

Guy Wormington                             2,160,000                    4.47%
  c/o Auto-Q International Ltd.
  55-57 Woodcock Trading Estate
  Warminster BA12 9DX
  United Kingdom

Christopher Walker                                 0                     *
  c/o Auto-Q International Ltd.
  55-57 Woodcock Trading Estate
  Warminster BA12 9DX
  United Kingdom

Paul Spetch                                        0                     *
  c/o Auto-Q International Ltd.
  55-57 Woodcock Trading Estate
  Warminster BA12 9DX
  United Kingdom

Alan Fordham                                       0                     *
  c/o Auto-Q International Ltd.
  55-57 Woodcock Trading Estate
  Warminster BA12 9DX
  United Kingdom

David Hope                                     50,000                   0.10%
  c/o Auto-Q International Ltd.
  55-57 Woodcock Trading Estate
  Warminster BA12 9DX
  United Kingdom

All directors and executive
  officers as a group                      24,606,000                  50.94%


  * Represents less than 1% of the total.

(1) Based on 48,303,379 shares outstanding on October 30, 2003. The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission ("SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of September 30, 2003 through the exercise of any stock option or other right.
     Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.



             Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act ("Section 16(a)") requires Auto-Q's executive officers, directors and persons who own more than 10% of Auto-Q's
Common Stock, to file initial reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC and the National Association of Securities Dealers, Inc. Such executive officers, directors and 10% shareholders are also required by SEC rules to furnish Auto-Q with copies of all such forms that they file.

     Based solely on its review of the copies of such forms received by Auto-Q and written representations from certain reporting persons that no Forms 5 were required for such persons, Auto-Q believes that during fiscal 2002 all Section
16(a) filing requirements applicable to its executive officers, directors and 10% shareholders were complied with.












                         EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

     Executive compensation is paid by the Company's wholly owned subsidiary, Auto-Q International Limited. The following table shows, as to the Chief
Executive Officer and each of the four most highly compensated executive officers whose salary plus bonus exceeded $100,000 during the last fiscal year
(the "Named Officers"), information concerning compensation paid for services to Auto-Q in all capacities during the last three fiscal years.



                                                                    Long Term
                                                                  Compensation
                                                                     Awards
                                                                   -----------
                                Annual Compensation                Securities
                        --------------------------------------     Underlying          All Other
 Name and Principal     Year     Salary($)         Bonus($)        Options(#)       Compensation($)
    Position
 ------------------
 Tom Lam **             2002     $    44,000      $      --              --         $    10,000 (1)
 Chairman, Chief
 Executive Officer      2001     $    35,000             --              --                --
                        2000     $    30,000             --              --                --
 Anthony Power *        2002     $    44,000             --              --         $    11,000(2)
 President              2001     $    24,000      $   173,160            --                --
                        2000             -0-             --              --                --

     *    Mr. Power resigned as President of the Company effective April 12,
          2002.

     **   President effective April 12, 2002

     1. $10,000: Includes auto insurance premium of $2,000 and $8,000 for lease of a vehicle.

     2. $11,000: Includes auto insurance premium of $2,000 and $9,000 for lease of a vehicle.

Option Grants in Last Fiscal Year

               No options were granted to the Named Officers during fiscal 2002.

Option Exercises and Holdings

               None.

Employment Agreements

               There are currently no employment agreements.


                              CERTAIN TRANSACTIONS

     In April 2001, Anthony Power received 1,924,000 shares of our common stock from Tom Lam, with a value of $173,160, in consideration for Mr. Power agreeing to serve as our President and head of Marketing, Finance and Policy. He resigned as President in April 2002.

     In April 2001, Guy Wormington received 540,000 shares of our common stock from Tom Lam, with a value of $48,600, in consideration for Mr. Wormington agreeing to serve as our head of Engineering and Installation . He resigned in April 2002.


     In 2002, we received unsecured and non - interest bearing advances payable of approximately $120,000 from Tom Lam.

     In 2002, we received unsecured advances payable of (pound)20,000 (approximately $31,000 at September 30, 2002) and were charged a (pound)6,000 (approximately $9,000 at September 30, 2002) origination fee from Paul Spetch. The advances bear interest at the base rate plus 6% annually (10% at September 30, 2002).

     In 2002, we received unsecured advances payable of(pound)75,000 (approximately $117,000 at September 30, 2002) and were charged a(pound)17,500 (approximately $27,000 at September 30, 2002) origination fee from St. James Leisure Ltd., a company in which Alan Fordham holds a 100% ownership interest and serves as an executive director. $78,000 of the advances bear interest at the base rate plus 6% annually (10% at September 30, 2002) and the remaining advances bear interest at the base rate plus 3% annually (7% at September 30, 2002). Mr. Fordham resigned in February 2003.

All the unsecured advances which were made to Auto-Q International Limited were forgiven when the business and assets of this company were sold to Auto-Q Solutions Limited, a wholly owned subsidiary of Auto-Q on February 21, 2003 and Auto-Q International Limited was subsequently put into Creditors Voluntary Liquidation.


                     Relationship with Independent Auditors


     The Board has selected Mahoney Cohen & Company, CPA, P.C. ("Mahoney Cohen") to serve as the Company's independent auditors for the fiscal year ending September 30, 2003.

     It is expected that representatives of Mahoney Cohen will be present at the annual meeting by video conference and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     Scope of Services During fiscal 2002, the Company did not engage Mahoney Cohen for any of the followings services: (a) bookkeeping or other services related to the accounting records or financial statements; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser, or investment banking services; and (h) legal services and expert services unrelated to the audit.

     The Audit Committee of the Company has approved the nature and extent of all services provided by Mahoney Cohen and considered that the fees charged by them would not impair their independence.

Audit Fees

Audit fees billed to the Company by Mahoney Cohen for auditing the Company's annual consolidated financial statements for the fiscal year ended September 30, 2002, and reviewing the consolidated financial statements included in the Company's Quarterly Report on Form 10-Q amounted to $33,000.

All Other Fees

All other fees, including reviewing the Company's Form SB-2 Registration Statement filings and tax services, billed by Mahoney Cohen with respect to the fiscal year ended September 30, 2002 amounted to $37,000.





                PROPOSALS OF STOCKHOLDERS FOR 2004 ANNUAL MEETING

     Any proposal of a stockholder intended to be presented at the Company's 2004 Annual Meeting of Stockholders must be received by the Company for inclusion in the Company's proxy, notice of meeting, and proxy statement relating to the 2004 Annual Meeting by December 31, 2003.


                           EXPENSES AND OTHER MATTERS

     Auto-Q International, Inc. knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as Auto-Q may recommend.

     It is important that your shares be represented at the meeting, regardless of the number of shares, which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy in the envelope, which has been enclosed.

                                            THE BOARD OF DIRECTORS

November 7, 2003

                                                                      APPENDIX A


                                   DETACH HERE

                                      PROXY
                           AUTO-Q INTERNATIONAL, INC.

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of AUTO-Q INTERNATIONAL, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated November 14, 2003, and hereby appoints Tom Lam and Paul Spetch, and each of them, proxies, with full power of substitution, to represent the undersigned and to vote as designated on the reverse side, all shares of Common Stock of AUTO-Q INTERNATIONAL, INC. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of AUTO-Q INTERNATIONAL, INC. to be held on December 22, 2003 at 10:00 A.M., GMT, at the offices of Fox Hayes Solicitors at 150 Roundhay Road Leeds LS8 5LD, United Kingdom and at any adjournment thereof.


     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS ON THE REVERSE SIDE HEREOF AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXIES DEEM ADVISABLE.


       SEE                CONTINUED AND TO BE SIGNED ON              SEE
     REVERSE                      REVERSE SIDE                     REVERSE
      SIDE                                                           SIDE

                                   DETACH HERE

     Please mark
|X|  votes as in
     this example

     A vote FOR the following proposals is recommended by the Board of Directors.

1. Election of four Directors.

Nominees:     (01)  Tom Lam, (02) Paul Spetch
              (03) David Hope

              FOR                    WITHHELD
              ALL       |_|   |_|    FROM ALL
            NOMINEES                 NOMINEES

            | |
                -----------------------------------------------------
                For all nominees except as noted above


2.  Proposal to approve amendment to Auto-Q
    International's Certificate of Incorporation to    FOR   AGAINST   ABSTAIN
    increase the number of authorized common           |_|     |_|       |_|
    shares to 200,000,000 shares. A


     MARK HERE            3.   In their discretion, the proxies are
|_|  FOR ADDRESS               authorized to vote upon such other business
     CHANGE AND                as may properly come before the meeting or
     NOTE AT LEFT              any adjournment thereof.

    We hope you will be able to attend the meeting in person, and you are cordially invited to attend. If you expect to attend the meeting, please [ ] mark the box at right when you return your proxy.

    Please sign exactly as your name appears on your stock certificate. If the stock is held by joint tenants or as community property, both should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should give their full titles.

Signature:                                  Date:
            ---------------------------          --------------------
Please Print:
              -------------------------


Signature:                                  Date:
            ---------------------------          --------------------
Please Print:
              -------------------------